Investor contact:                        Media contact:
Brad Burke                            Leslie Wojcik
SEI                                SEI
+1 610-676-5350                        +1 610-676-4191
bburke2@seic.com                        lwojcik@seic.com
Pages:        10

FOR IMMEDIATE RELEASE

SEI Reports Second-Quarter 2025 Financial Results

OAKS, Pa., July 23, 2025 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the second quarter 2025. Relative to the second quarter 2024, EPS increased by 70%, and revenue and operating income grew by 8% and 9%, respectively, with operating margin increasing to 27%. Q2 2025 EPS benefited by $0.58 from several items affecting comparability against prior quarters, most notably the $94.4 million gain on the sale of SEI's Family Office Services business.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2025	2024	%	2025	2024	%

Revenues	$559,601	$518,986	8%	$1,110,945	$1,030,565	8%
Operating income	148,635	136,514	9%	305,732	262,365	17%
Operating margin	27%	26%	4%	28%	25%	12%
Net income	227,083	139,120	63%	378,600	270,520	40%
Diluted earnings per share	$1.78	$1.05	70%	$2.95	$2.04	45%

“SEI achieved another strong quarter across our core businesses. We are executing with conviction and discipline, positioning the company for sustained growth. As we prepare SEI to support that growth and our clients’ evolving needs, we are making intentional investments in our talent, technology, and infrastructure to enhance our capabilities and scale,” said CEO Ryan Hicke.
“Our strategic investment in Stratos demonstrates our commitment to challenging ourselves to change and innovate in the pursuit of our goal to be the leading provider of wealth management solutions and services. We will continue to invest capital in areas where we have conviction that the long-term opportunity will maximize the return for our clients, employees, and shareholders.
“We’re excited to welcome two highly experienced, independent directors to our Board. Karin Risi and Tom Naratil bring tremendous expertise and insight that will be invaluable as we continue to execute our growth strategies.”

Summary of Second-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2025	2024	%	2025	2024	%
Investment Managers:
Revenues	$195,067	$179,868	8%	$387,115	$352,521	10%
Expenses	121,636	111,287	9%	238,847	220,837	8%
Operating Profit	73,431	68,581	7%	148,268	131,684	13%
Operating Margin	38%	38%		38%	37%

Private Banks:
Revenues	141,449	132,401	7%	279,163	262,538	6%
Expenses	118,724	111,890	6%	233,473	224,864	4%
Operating Profit	22,725	20,511	11%	45,690	37,674	21%
Operating Margin	16%	15%		16%	14%

Investment Advisors:
Revenues	137,193	120,587	14%	273,769	243,305	13%
Expenses	75,801	68,953	10%	148,256	135,911	9%
Operating Profit	61,392	51,634	19%	125,513	107,394	17%
Operating Margin	45%	43%		46%	44%

Institutional Investors:
Revenues	69,343	71,507	(3)%	137,849	143,285	(4)%
Expenses	35,857	38,426	(7)%	71,727	78,535	(9)%
Operating Profit	33,486	33,081	1%	66,122	64,750	2%
Operating Margin	48%	46%		48%	45%

Investments in New Businesses:
Revenues	16,549	14,623	13%	33,049	28,916	14%
Expenses	18,430	18,580	(1)%	36,926	36,963	—%
Operating Loss	(1,881)	(3,957)	(52)%	(3,877)	(8,047)	(52)%

Totals:
Revenues	$559,601	$518,986	8%	$1,110,945	$1,030,565	8%
Expenses	370,448	349,136	6%	729,229	697,110	5%
Corporate Overhead Expenses	40,518	33,336	22%	75,984	71,090	7%
Income from Operations	$148,635	$136,514	9%	$305,732	$262,365	17%

Second-Quarter Business Highlights:
•SEI achieved diluted EPS of $1.78, up 70% from the prior year, reflecting continued momentum in SEI's business in addition to the $0.58 impact of several items affecting comparability in the quarter, specifically:
◦A $0.60 benefit associated with the gain on sale of the Family Office Services business, and a settlement gain from the resolution of a long-standing vendor negotiation.
◦A $0.02 combined loss from FX transaction losses and M&A legal fees from our recently announced acquisition of Stratos Wealth Holdings, reflected in Corporate Overhead.
•Net sales events during the second quarter 2025 were $29.2 million, bringing net sales events for the trailing 12 months to $160.4 million, a new record. Sales events were driven by the Investment Managers business, which achieved a balanced mix of wins across alternatives, traditional and international investment managers.
◦Sales pipelines across all of SEI's businesses remain healthy, including Private Banking and the Asset Management businesses, where net sales events have improved considerably against 2024 losses.
•Consolidated revenues and operating income increased by 8% and 9%, respectively, from Q2 2024. SEI's consolidated operating margin of 27% represents a modest improvement over the prior year and a decline vs. Q1 2025, reflecting increased investments in both talent and technology to support expected growth.
◦Private Banks operating profit growth of 11% reflects continued momentum and the positive impact of several clients going live in the quarter.
◦Investment Managers operating profit growth of 7% was driven by a double-digit increase in alternative manager revenue, partially offset by a slight decline in traditional revenue due to volatile Q2 market valuations.
▪Investment Managers operating profit margin declined vs. Q1 2025 due to hiring ahead of expected new business and a challenging comparison due to first quarter delays in hiring.
◦Investment Advisors operating profit growth of 19% reflects the $21M contribution from SEI's integrated cash program, up $11M from Q2 2024.
◦Investment Advisors and Institutional Investors realized flat revenue growth relative to Q1 2025 as market appreciation in May and June offset significant declines realized in April.
•Average assets under administration increased by 4%, and average assets under management increased 2% relative to Q1 2025. Ending assets under management increased by 6% from Q1 to Q2, reflecting significant market appreciation realized during the months of May and June.
◦Institutional Investors and Investment Advisors net flows have improved year-to-date, posting just over $1 billion of net outflows against more than $7 billion of net outflows in the first half of 2024.
•SEI repurchased 2.2 million shares of common stock for $180.8 million during the second quarter 2025 at an average price of $83.60 per share, bringing total shares repurchased to 9.0 million for the trailing 12 months.

Earnings Conference Call
A conference call and presentation to review earnings is scheduled for 5 p.m. Eastern time on July 23, 2025. Analysts and investors are invited to join the call by completing the registration form. The public is invited to review the presentation and listen to the call and replay at ir.seic.com/events-presentations/events.
Link for registration form: https://register-conf.media-server.com/register/BIfd556ca2d12b41ee852cbc0a021d1a2b
About SEI®
SEI (NASDAQ:SEIC) is a leading global provider of financial technology, operations, and asset management services within the financial services industry. SEI tailors its solutions and services to help clients more effectively deploy their capital—whether that’s money, time, or talent—so they can better serve their clients and achieve their growth objectives. As of June 30, 2025, SEI manages, advises, or administers approximately $1.7 trillion in assets. For more information, visit seic.com.
This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•whether we are positioned for sustained growth;
•the nature of our internal investments and the factors that drive these investments;
•our goals;
•the strength of our pipelines;
•our focus on profitability and cost leverage;
•our cost discipline and its effects on profitability;
•our investment priorities; and
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, as well as the amount of any such revenue.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data) (Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024

Asset management, admin. and distribution fees	$437,543	$409,398	$869,686	$813,764
Information processing and software servicing fees	122,058	109,588	241,259	216,801

Total revenues	559,601	518,986	1,110,945	1,030,565

Subadvisory, distribution and other asset mgmt. costs	49,709	46,542	97,241	93,310
Software royalties and other information processing costs	9,191	8,096	18,272	16,567
Compensation, benefits and other personnel	199,574	185,878	390,358	378,794
Stock-based compensation	13,891	12,469	28,029	23,528
Consulting, outsourcing and professional fees	56,942	53,991	112,943	105,967
Data processing and computer related	41,801	38,074	81,120	75,234
Facilities, supplies and other costs	21,744	18,570	40,499	37,173
Amortization	10,449	10,485	21,159	20,871
Depreciation	7,665	8,367	15,592	16,756

Total expenses	410,966	382,472	805,213	768,200

Income from operations	148,635	136,514	305,732	262,365

Net gain from investments	1,759	666	2,252	2,922
Interest and dividend income	9,283	11,552	19,504	22,371
Interest expense	(92)	(139)	(277)	(278)
Gain on sale of business	94,412	—	94,412	—
Other income	4,500	—	4,500	—
Equity in earnings of unconsolidated affiliate	33,640	34,219	62,387	65,862

Income before income taxes	292,137	182,812	488,510	353,242

Income taxes	65,054	43,692	109,910	82,722

Net income	$227,083	$139,120	$378,600	$270,520

Basic earnings per common share	$1.82	$1.06	$3.02	$2.06

Shares used to calculate basic earnings per share	124,470	130,815	125,516	131,116

Diluted earnings per common share	$1.78	$1.05	$2.95	$2.04

Shares used to calculate diluted earnings per share	127,278	132,073	128,364	132,409

Dividends declared per common share	$0.49	$0.46	$0.49	$0.46

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands) (Unaudited)

	June 30,	December 31,
	2025	2024
Assets
Current Assets:
Cash and cash equivalents	$746,349	$840,193
Receivables from investment products	49,095	54,118
Receivables, net of allowance for doubtful accounts of $2,124 and $1,435	637,568	567,634
Securities owned	31,682	29,583
Other current assets	66,310	60,282
Total Current Assets	1,531,004	1,551,810

Property and Equipment, net of accumulated depreciation of $503,326 and $493,219	155,690	159,643
Operating Lease Right-of-Use Assets	26,693	28,905
Capitalized Software, net of accumulated amortization of $653,008 and $641,071	235,601	236,023
Investments	290,466	315,567
Goodwill	168,738	170,287
Intangible Assets, net of accumulated amortization of $41,550 and $55,835	65,189	77,370
Deferred Contract Costs	47,218	45,855
Deferred Income Taxes	51,379	51,984
Other Assets, net	54,288	47,162
Total Assets	$2,626,266	$2,684,606

Liabilities and Equity
Current Liabilities:
Accounts payable	$13,084	$13,081
Accrued liabilities	214,507	347,513
Current portion of long-term operating lease liabilities	7,400	7,900
Deferred revenue	12,583	12,019
Total Current Liabilities	247,574	380,513

Long-term Income Taxes Payable	—	803
Long-term Operating Lease Liabilities	21,646	24,235
Other Long-term Liabilities	18,607	26,943
Total Liabilities	287,827	432,494

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 123,697 and 126,840 shares issued and outstanding	1,236	1,268
Capital in excess of par value	1,619,133	1,539,816
Retained earnings	739,453	758,003
Accumulated other comprehensive loss, net	(21,383)	(46,975)
Total Shareholders' Equity	2,338,439	2,252,112
Total Liabilities and Shareholders' Equity	$2,626,266	$2,684,606

SEI INVESTMENTS COMPANY
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands) (Unaudited)

	For the Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net income	$378,600	$270,520
Adjustments to reconcile net income to net cash provided by operating activities	(135,595)	(43,490)
Net cash provided by operating activities	$243,005	$227,030
Net cash provided by/(used in) investing activities	$65,268	($61,082)
Net cash used in financing activities	($419,220)	($229,687)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	17,103	(2,667)
Net decrease in cash, cash equivalents and restricted cash	(93,844)	(66,406)
Cash, cash equivalents and restricted cash, beginning of period	840,193	834,998
Cash, cash equivalents and restricted cash, end of period	$746,349	$768,592

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Jun. 30	Sep. 30	Dec. 31	Mar. 31	Jun. 30
	2024	2024	2024	2025	2025
Investment Managers:
Collective trust fund programs (A)	$192,747	$204,429	$202,384	$209,491	$225,690
Liquidity funds	221	233	188	244	307
Total assets under management	$192,968	$204,662	$202,572	$209,735	$225,997
Client assets under administration	998,315	1,022,515	1,032,812	1,061,067	1,128,325
Total assets	$1,191,283	$1,227,177	$1,235,384	$1,270,802	$1,354,322

Private Banks:
Equity and fixed-income programs	$25,031	$26,565	$25,523	$25,590	$27,839
Collective trust fund programs	5	5	4	4	3
Liquidity funds	2,699	2,948	2,688	3,670	2,796
Total assets under management	$27,735	$29,518	$28,215	$29,264	$30,638
Client assets under administration	7,813	8,349	8,340	8,365	8,431
Total assets	$35,548	$37,867	$36,555	$37,629	$39,069

Investment Advisors:
Equity and fixed-income programs	$74,556	$78,361	$76,283	$75,689	$80,618
Liquidity funds	4,301	2,790	3,105	3,153	3,457
Total Platform assets under management	$78,857	$81,151	$79,388	$78,842	$84,075
Platform-only assets	21,908	24,501	25,244	25,591	29,848
Platform-only assets-deposit program	894	2,447	2,398	2,216	2,155
Total Platform assets	$101,659	$108,099	$107,030	$106,649	$116,078

Institutional Investors:
Equity and fixed-income programs	$75,542	$79,252	$75,481	$76,491	$80,112
Collective trust fund programs	1	1	1	1	—
Liquidity funds	2,309	1,829	1,511	1,580	1,768
Total assets under management	$77,852	$81,082	$76,993	$78,072	$81,880
Client assets under advisement	7,886	8,038	5,955	5,573	6,090
Total assets	$85,738	$89,120	$82,948	$83,645	$87,970

Investments in New Businesses:
Equity and fixed-income programs	$2,285	$2,825	$2,747	$2,661	$2,867
Liquidity funds	631	246	297	288	244
Total assets under management	$2,916	$3,071	$3,044	$2,949	$3,111
Client assets under administration (E)	14,848	15,110	14,791	14,846	—
Client assets under advisement	1,886	2,021	2,185	2,219	2,593
Total assets	$19,650	$20,202	$20,020	$20,014	$5,704

LSV Asset Management:
Equity and fixed-income programs (B)	$90,197	$93,855	$86,501	$87,114	$91,795

Total:
Equity and fixed-income programs (C)	$267,611	$280,858	$266,535	$267,545	$283,231
Collective trust fund programs	192,753	204,435	202,389	209,496	225,693
Liquidity funds	10,161	8,046	7,789	8,935	8,572
Total assets under management	$470,525	$493,339	$476,713	$485,976	$517,496
Client assets under advisement	9,772	10,059	8,140	7,792	8,683
Client assets under administration (D)	1,020,976	1,045,974	1,055,943	1,084,278	1,136,756
Platform-only assets	22,802	26,948	27,642	27,807	32,003
Total assets	$1,524,075	$1,576,320	$1,568,438	$1,605,853	$1,694,938
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $1.4 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of June 30, 2025).
(C)Equity and fixed-income programs include $6.7 billion of assets invested in various asset allocation funds (as of June 30, 2025).
(D)    In addition to the assets presented, SEI also administers an additional $11.4 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of June 30, 2025).
(E)    Client assets under administration related to the Family Office Services business divested on June 30, 2025.

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2024	2024	2024	2025	2025
Investment Managers:
Collective trust fund programs (A)	$189,884	$198,839	$204,954	$208,720	$215,085
Liquidity funds	227	245	223	256	288
Total assets under management	$190,111	$199,084	$205,177	$208,976	$215,373
Client assets under administration	982,806	1,005,111	1,034,500	1,061,282	1,098,925
Total assets	$1,172,917	$1,204,195	$1,239,677	$1,270,258	$1,314,298

Private Banks:
Equity and fixed-income programs	$24,859	$25,823	$26,067	$25,894	$26,533
Collective trust fund programs	5	5	4	4	3
Liquidity funds	2,734	2,858	2,814	2,961	2,771
Total assets under management	$27,598	$28,686	$28,885	$28,859	$29,307
Client assets under administration	7,884	8,074	8,395	8,488	8,266
Total assets	$35,482	$36,760	$37,280	$37,347	$37,573

Investment Advisors:
Equity and fixed-income programs	$73,793	$76,111	$77,866	$77,287	$76,629
Liquidity funds	4,348	4,264	3,031	3,119	3,464
Total Platform assets under management	$78,141	$80,375	$80,897	$80,406	$80,093
Platform-only assets	20,897	23,194	25,109	25,939	27,288
Platform-only assets-deposit program	886	1,176	2,186	2,187	2,152
Total Platform assets	$99,924	$104,745	$108,192	$108,532	$109,533

Institutional Investors:
Equity and fixed-income programs	$75,203	$77,473	$77,399	$76,492	$77,843
Collective trust fund programs	1	1	1	1	—
Liquidity funds	1,893	2,046	2,154	1,655	1,853
Total assets under management	$77,097	$79,520	$79,554	$78,148	$79,696
Client assets under advisement	7,508	7,925	6,991	5,741	5,841
Total assets	$84,605	$87,445	$86,545	$83,889	$85,537

Investments in New Businesses:
Equity and fixed-income programs	$2,234	$2,432	$2,819	$2,801	$2,732
Liquidity funds	471	546	269	274	244
Total assets under management	$2,705	$2,978	$3,088	$3,075	$2,976
Client assets under administration (E)	14,713	14,973	14,961	14,630	14,917
Client assets under advisement	2,014	1,885	2,110	2,205	2,329
Total assets	$19,432	$19,836	$20,159	$19,910	$20,222

LSV Asset Management:
Equity and fixed-income programs (B)	$90,849	$93,195	$88,880	$87,790	$89,422

Total:
Equity and fixed-income programs (C)	$266,938	$275,034	$273,031	$270,264	$273,159
Collective trust fund programs	189,890	198,845	204,959	208,725	215,088
Liquidity funds	9,673	9,959	8,491	8,265	8,620
Total assets under management	$466,501	$483,838	$486,481	$487,254	$496,867
Client assets under advisement	9,522	9,810	9,101	7,946	8,170
Client assets under administration (D)	1,005,403	1,028,158	1,057,856	1,084,400	1,122,108
Platform-only assets	21,783	24,370	27,295	28,126	29,440
Total assets	$1,503,209	$1,546,176	$1,580,733	$1,607,726	$1,656,585
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during second-quarter 2025 include $1.4 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $6.5 billion of average assets invested in various asset allocation funds during second-quarter 2025.
(D)    In addition to the assets presented, SEI also administers an additional $11.2 billion of average assets in Funds of Funds assets during second-quarter 2025 on which SEI does not earn an administration fee.
(E)    Client assets under administration include $14.9 billion of average assets during second-quarter 2025 related to the Family Office Services business which was divested on June 30, 2025.

SALES EVENTS
(In thousands) (Unaudited)

Net Recurring Sales Events

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2024	2024	2024	2025	2025
Investment Processing-related Businesses:
Investment Managers	$17,180	$23,319	$18,027	$25,296	$21,928
Private Banks	4,331	9,417	9,245	7,059	254
Total Investment Processing-related Businesses	$21,511	$32,736	$27,272	$32,355	$22,182

Asset Management-related Businesses:
Private Banks-AMD	$(494)	$(854)	$495	$(58)	$(174)
Investment Advisors	(3,299)	2,686	1,339	888	(1,654)
Institutional Investors	(1,787)	(576)	(2,673)	41	2,544
Total Asset Management-related Businesses	$(5,580)	$1,256	$(839)	$871	$716

Newer Initiatives:
Investments in New Businesses	$(43)	$936	$1,778	$3,614	$1,245

Total Net Recurring Sales Events	$15,888	$34,928	$28,211	$36,840	$24,143

Non-Recurring Sales Events

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2024	2024	2024	2025	2025
Investment Processing-related Businesses:
Investment Managers	$930	$712	$2,465	$835	$1,102
Private Banks	4,431	8,796	6,622	7,060	2,373
Total Investment Processing-related Businesses	$5,361	$9,508	$9,087	$7,895	$3,475

Newer Initiatives:
Investments in New Businesses	$717	$1,976	$921	$1,834	$1,552

Total Non-Recurring Sales Events	$6,078	$11,484	$10,008	$9,729	$5,027

Total Sales Events

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2024	2024	2024	2025	2025
Investment Processing-related Businesses:
Investment Managers	$18,110	$24,031	$20,492	$26,131	$23,030
Private Banks	8,762	18,213	15,867	14,119	2,627
Total Investment Processing-related Businesses	$26,872	$42,244	$36,359	$40,250	$25,657

Asset Management-related Businesses:
Private Banks-AMD	$(494)	$(854)	$495	$(58)	$(174)
Investment Advisors	(3,299)	2,686	1,339	888	(1,654)
Institutional Investors	(1,787)	(576)	(2,673)	41	2,544
Total Asset Management-related Businesses	$(5,580)	$1,256	$(839)	$871	$716

Newer Initiatives:
Investments in New Businesses	$674	$2,912	$2,699	$5,448	$2,797

Total Sales Events	$21,966	$46,412	$38,219	$46,569	$29,170